Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

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               A Flexible Premium Variable Life Insurance Policy
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     This prospectus describes Lincoln VULONE2012, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life
Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). The
Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.

     The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.

     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the
Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite
Series. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.
                      o AllianceBernstein Variable Products Series Fund, Inc.

                      o American Funds Insurance Series

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP (Reg. TM) Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance Trust

                      o PIMCO Variable Insurance Trust

     Additional information on Lincoln Life, the Separate Account and this
Policy may be found in the Statement of Additional Information (the "SAI"). See
the last page of this prospectus for information on how you may obtain the SAI.

     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.

     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.

                       Prospectus Dated: August 15, 2012

                                 Table of Contents


Contents                                                 Page
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

LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................        11
    Fund Participation Agreements.................        12
    Distribution of the Policies and
      Compensation................................        12
    Sub-Accounts and Funds........................        13
    Sub-Account Availability and Substitution of



Contents                                                 Page
--------------------------------------------------      -----

    Changes to the Initial Specified Amount and

    Taxation of Life Insurance Contracts in

RESTRICTIONS ON FINANCIAL

CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        60
GLOSSARY OF TERMS.................................        61



POLICY SUMMARY

Benefits of Your Policy
Death Benefit Protection. The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The
Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of
Funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate
Premiums and Accumulation Values to the Fixed Account.

No-Lapse Protection. Your Policy will include two riders which may help you manage some of the risk of Policy Lapse.

The No-Lapse Enhancement Rider may prevent a policy from lapsing where the Net
Accumulation Value under your Policy is insufficient to cover the Monthly
Deductions if the requirements of the rider, including requirements as to timing and amount of Premium Payments, are met. The Net Accumulation Value of
your Policy is defined in the policy values section of the prospectus. The duration of lapse protection provided will be determined monthly, and it will vary based on the calculations described in detail in the rider. Those calculations credit the actual amounts of Net Premium Payments made, deduct for the actual amount of any Partial Surrenders you make, and then adjust the net of those actual amounts by a formula which increases the net of Premiums less surrenders by an assumed interest crediting rate and reduces that net amount by certain assumed charges rates and fees referred to by the rider as "reference rates". All assumed rates, charges, and fees are set forth in the rider.
Payment of Premiums higher than the Planned Premium and assumed interest credited by the rider's formula on net Premiums will increase the duration of lapse protection. Partial Surrenders and rider reference charges, rates, and fees deducted by the rider formula will reduce the duration of lapse protection. In addition, if the provisions of this rider are invoked to prevent lapse of the Policy, the death benefit provided by this rider will be different from the death benefit otherwise in effect under the Policy. Refer to the section headed "No-Lapse Enhancement Rider" in the Riders section of this prospectus for more information about the amount of the death benefit which would be provided by the rider as well as the determination of the duration of protection. Finally, the rider reserves to us the right to restrict your allocations to certain Sub-Accounts to a maximum of 40% of the Policy
Accumulation Value. The decision to enforce this restriction will be based on an annual review of the Separate Account investments for

                                                                               3

this product. If we determine that the allocations by all Owners of this product are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. You must maintain automatic rebalancing and comply with these investment restrictions in order to keep this rider in effect.

The Premium Reserve Rider allows you to pay Premiums in addition to those you plan to pay for the base policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy. This rider's Accumulation
Value generated by these additional Premiums will automatically be transferred to your Policy at the end of the Grace Period to help keep your Policy in force in the event (i) the Net Accumulation Value under your Policy is insufficient to cover the Monthly Deductions and your Policy's No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and
(ii) you do not respond to the Lapse Notice by paying at least the amount set forth in that notice. If the Premium Reserve Rider Accumulation Value on the
day the Grace Period ends is insufficient to meet the amount then due, your
Policy and this rider will lapse without value. You may also request us to transfer the Premium Reserve Rider Accumulation Value to your Policy at any time. As with your Policy, you bear the risk that investment results of the
Premium Reserve Rider Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the
Accumulation Value of the rider, and, therefore, the amount of the Premium
Reserve Rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits. Refer to the section headed
"Premium Reserve Rider" in the Riders section of this prospectus for more information about the benefits of this rider.

Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the
Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and Underlying Fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the
Funds underlying each Sub-Account will impact the policy's Accumulation Value and will impact how long the policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values
allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts to the
Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed
Account meets your investment needs. Unlike assets held in the Company's
Separate Account, of which the Sub-Accounts form a part, the assets of the
General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the
Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" or "Transfers"
sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial
Surrenders will increase the risk of lapse.


In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on your policy values, you also have the No-Lapse Enhancement Rider and the Premium Reserve Rider, briefly noted above and discussed in more detail in the Riders section of this prospectus, to help you manage some of the risk of Policy Lapse.

Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered or withdrawn will reduce your Policy's death benefit.
Depending upon your choice of Death Benefit Option, adverse performance of the
Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Surrender Charges are assessed if you surrender your
Policy within the first 10-15 Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender
Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. As noted in greater detail in the section headed "Tax
Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more
Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance.  We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the
Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.

Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the "Policy Charges and Fees"
section later in this prospectus for more information.

Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.


                                          Table I: Transaction Fees
                                         When Charge                                 Amount
           Charge                        is Deducted                                Deducted
 Maximum sales charge             When you pay a Premium.        7.0% of each Premium Payment in Policy Years
 imposed on Premiums                                             1-20 and 4.0% in Policy Years 21 and later.1
 (Premium Load) (Average
 of 3.0% of this Charge is
 used for state and federal
 tax obligations)


                                                                               5


                                              Table I: Transaction Fees
                                           When Charge                                      Amount
          Charge                           is Deducted                                     Deducted
 Surrender Charge*2             For up to 15 years from the
                                Policy Date and up to 15 years
                                from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Full Surrender of your Policy.
                                For up to 10 years from the
                                Policy Date or up to 10 years
                                from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Reduction in Specified
                                Amount.
  Maximum Charge                                                       $60.00 per $1,000 of Specified Amount.
  Minimum Charge                                                       $0.00 per $1,000 of Specified Amount.
  Charge for a                                                         For a male, age 45, standard non-tobacco, in
  Representative Insured                                               year one the maximum Surrender Charge is
                                                                       $39.38 per $1,000 of Specified Amount.

 Transfer Fee                   Applied to any transfer request        $  25
                                in excess of 24 made during
                                any Policy Year.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

  1 The maximum sales charge imposed on Premiums is anticipated to cover the
   Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to
   4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the
   Owner resides.

  2 During the life of the Policy, you may request one or more Partial
   Surrenders, each of which may not exceed 90% of your Policy's Surrender
   Value as of the date of your request. If you wish to surrender more than
   90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of
   Partial Surrenders of your Policy.)

Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.


 Table II: Periodic Charges Other Than Fund Operating
                        Expenses
                            When Charge         Amount
        Charge              is Deducted        Deducted
 Cost of Insurance*        Monthly




                     Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
  Maximum Charge                                                 $83.33 per month per $1,000 of Net Amount at
                                                                 Risk.
  Minimum Charge                                                 $0.00 per month per $1,000 of Net Amount at
                                                                 Risk.
                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, standard non-tobacco, in
  Representative Insured                                         year one the guaranteed maximum monthly cost
                                                                 of insurance rate is $0.20 per month per $1,000
                                                                 of Net Amount at Risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            Valuation Day).                  Separate Account, guaranteed not to exceed an
                                                                 effective annual rate of 0.60%.1
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
                                                                 In addition to the flat fee of $10 per month, for
                                                                 the first ten Policy Years from issue date or
                                                                 increase in Specified Amount, a monthly fee per
                                                                 dollar of Initial Specified Amount or increase in
                                                                 Specified Amount as follows:
  Maximum Charge                                                 $2.56 per month per $1,000 of Initial Specified
                                                                 Amount or increase in Specified Amount.
  Minimum Charge                                                 $0.01 per month per $1,000 of Initial Specified
                                                                 Amount or increase in Specified Amount.
  Charge for a                                                   For a male age 45, standard non-tobacco, the
  Representative Insured                                         maximum additional monthly charge is $0.13
                                                                 per month per $1,000 of Specified Amount.
 Policy Loan Interest           Annually                         4.0% annually of the amount held in the Loan
                                                                 Account.2
 Interest on Accelerated        Annually
 Benefit Lien
  Accelerated Benefit Up                                         4.0% annually of amount of Accelerated Benefit
  to Surrender Value                                             up to Surrender Value.3
  Accelerated Benefit                                            Rate not to exceed higher of (i) published
  Exceeding Surrender                                            monthly average of Moody's Corporate Bond
  Value                                                          Yield Average - Monthly Average Corporates
                                                                 (determined 30 days in advance of beginning of
                                                                 Policy Year) and (ii) the rate used to compute
                                                                 the Accumulation Value of the Fixed Account
                                                                 plus 1.0%.3
 No-Lapse Enhancement           N/A                              There is no charge for this rider.4
 Rider


                                                                               7


                       Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                            When Charge                                      Amount
           Charge                           is Deducted                                     Deducted
 Overloan Protection Rider        One-time charge when you             Maximum charge of 5% of the then current
                                  elect to use the benefit.            Accumulation Value.5
 Optional Rider Charges                                                Individualized based on whether optional
                                                                       Rider(s) selected.
 Premium Reserve Rider            When you allocate a Premium          4.0% of each Premium Payment allocated to the
                                  Payment to this rider                rider.6
                                  When Rider Accumulation              3.0% of amount transferred
                                  Value is transferred to Policy
                                  during Policy Years 1-106
 "Lincoln LifeEnhanceSM           Monthly
 Accelerated Benefits
 Rider"
 Cost of Insurance*
  Maximum Charge                                                       $43.48 per month per $1,000 of Net Amount at
                                                                       Risk or Rider Net Amount at Risk, whichever is
                                                                       applicable at the time.
                                                                       Individuals with higher mortality risk than
                                                                       standard issue individuals can be charged from
                                                                       125% to 200% of the standard rate.
  Minimum Charge                                                       $0.00 per month per $1,000 of Net Amount at
                                                                       Risk or Rider Net Amount at Risk, whichever is
                                                                       applicable at the time.
  Charge for a                                                         For a male, age 45, standard non-tobacco, in
  Representative Insured                                               year one the guaranteed maximum monthly cost
                                                                       of insurance rate is $0.09 per month per $1,000
                                                                       of Net Amount at Risk.
 Waiver of Monthly                Monthly                              Rate factor is percent of all other covered
 Deduction Rider7                                                      monthly charges.
  Maximum Charge                                                       12.0% of all other covered monthly charges.
  Minimum Charge                                                       2.0% of all other covered monthly charges.
  Charge for a                                                         For a male, age 45, standard non-tobacco, the
  Representative Insured                                               maximum rate factor is 3.5% of all other
                                                                       covered monthly charges.
  Basic Accelerated               When any benefit payment is          $250 (deducted from amount of benefit paid)
  Benefits Riders8                made
  Change of Insured               N/A                                  There is no charge for this rider.
  Rider
  Enhanced Surrender              Monthly (in Policy Years 2-5         Charge is $0.05 per $1,000 of Initial Specified
  Value Rider                     only)                                Amount.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.


     1 Guaranteed at an effective annual rate of 0.60% in Policy Years 1-10 and
   0.20% in Policy Years 11 and beyond.

  2 Effective annual interest rate of 4.0% in years 1-10 and 3.0% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the
   Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's general account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 3.0%.

  3 Under the Basic Accelerated Benefits Riders, payments of benefits are considered as liens, which as described more fully in the section headed
   "Policy Loans", are charged interest on amounts not exceeding the Surrender
   Value of the Policy at an effective annual interest rate of 4.0% in years
   1-10 and 3.0% in years 11 and later. To the extent the Accelerated Benefit paid exceeds the Surrender Value of the Policy, the interest rate charged will vary as described in the table above and in the section headed "Policy
   Loans". Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request an Accelerated Benefit, amounts equal to the amount of the Accelerated Benefit you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's general account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 3.0%.

  4 There is no separate charge for the No-Lapse Enhancement Rider. The Cost of Insurance Charge for the Policy has been adjusted to reflect the addition of the rider to the Policy. See No-Lapse Enhancement Rider section for further discussion.

  5 Accumulation Value of the Policy is the sum of the Fixed Account Value,
   the Separate Account Value, and the Loan Account Value. See Policy Values
   section for detailed discussion of how each value is calculated.

  6 Allocations of Premium Payments to the rider are at your discretion.
   Allocations of Premium Payments to the rider are subject to the 4.0% charge shown in Table II and are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I. This 4.0% charge is called the Premium
   Reserve Rider Premium Load. Rider Accumulation Value allocated to the
   Separate Account is subject to the mortality and expense risk charge (which does not exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11
   and later).

   Transfers of Accumulation Value from the rider to the Policy are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I, but are subject to a charge of 3.0% of the Accumulation Value transferred if such transfers are made during the first 10 Policy Years. In addition, if you request a loan from the Accumulation Value of this rider, interest is charged at the same rate as for Policy Loans. See Premium Reserve Rider section for further discussion.

  7 These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.

  8 There are two versions of this rider; see Riders section for detailed discussion of the terms of each rider, and note that the payment of a benefit under either version of the Rider is considered a loan against the
   Policy.

Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your Policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.


 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.97% 9         0.28%
 (12b-1) fees, and other expenses.


  9 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to
   1.22%. These waivers and reductions generally extend through April 30, 2013 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.
   The minimum and maximum percentages shown in the table include Fund
   Operating Expenses of mutual funds, if any, which may be acquired by the
   Underlying

                                                                               9

   Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so.
   Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.


LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us,
our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies.
Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time.
Additional information about ratings is included in the Statement of Additional
Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation
(NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b)
plans, and comprehensive financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account M (Separate Account) is a
Separate Account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company.
Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the
"SEC" or the "Commission") as a unit investment trust under the Investment
Company Act of 1940 ("1940 Act") and meets the definition of "Separate
Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the
Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor.
We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of
Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information.  We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally
Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the
Statement of Additional Information. If you would

                                                                              11

like a free copy of the Statement of Additional Information please contact our
Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.

Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln
Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the fund advisors or distributors. For these administrative functions, we may be compensated at annual rates of between
0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the policy. Additionally, a fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions
Lincoln Life performs: American Funds Insurance Series, Fidelity Variable
Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO
Variable Insurance Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the
Company and the Company's Principal Underwriter, Lincoln Financial
Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial
Advisors Corporation and Lincoln Financial Services Corporation (collectively,
"LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year premium and
5% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1)
"preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and


educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers.
The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments)
with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers,"
who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln
Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate
Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.

We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company's General
Account, which supports insurance and annuity obligations.

Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate
Account ("Sub-Accounts"). Each Sub-Account invests in shares in a single
Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each
Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a
Sub-Account or restrict allocation of additional purchase payments to a
Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the

                                                                              13

fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying
Funds will be met. You assume all of the investment performance risk for the
Sub-Accounts you select. The amount of risk varies significantly among the
Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.

AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

     o AllianceBernstein Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

     o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.

American Funds Insurance Series, advised by Capital Research and Management
  Company.

     o Global Growth Fund (Class 2): Long-term growth of capital.

     o Global Small Capitalization Fund (Class 2): Long-term growth of capital.

     o Growth Fund (Class 2): Capital growth.

     o Growth-Income Fund (Class 2): Long-term growth of capital and income.

     o International Fund (Class 2): Long-term growth of capital.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

     o Global Allocation V.I. Fund (Class I): High total investment return.

Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

     o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.

        o Emerging Markets Series (Standard Class): Long-term capital appreciation.

     o Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.


     o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

     o Small Cap Value Series (Standard Class): Capital appreciation.

     o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.

        o U. S. Growth Series (Standard Class): Long-term capital appreciation.

     o Value Series (Standard Class): Long-term capital appreciation.

DWS Variable Series II, advised by Deutsche Investment Management Americas,
Inc. and subadvised by RREEF America L.L.C.

     o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital
appreciation.

Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management
& Research Company and subadvised by FMR CO., Inc.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

     o Growth Portfolio (Service Class): To achieve capital appreciation.

     o Mid Cap Portfolio (Service Class): Long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust, advised by Franklin
Advisers, Inc. for the Franklin Income Securities Fund and by Franklin Mutual
Advisers, LLC for the Mutual Shares Securities Fund.

     o Franklin Income Securities Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.

        o Mutual Shares Securities Fund (Class 1): Capital appreciation; income is a secondary consideration.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital
       appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To
       maximize real return, consistent with preservation of real capital and prudent investment management.
       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
       return through a combination of current income and long-term capital appreciation.
       (Subadvised by Cohen & Steers Capital Management)

     o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Advisors, LLC)

     o LVIP Delaware Bond Fund (Standard Class): Maximum current income
       (yield) consistent with a prudent investment strategy.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total
       return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Long-term capital appreciation.

                                                                              15

     o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital
       appreciation.

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total
       return consistent with preservation of capital.

     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin
  Advisors, Inc.)

     o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
       (Subadvised by Janus Capital Management LLC)

     o LVIP J.P. Morgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
       (Subadvised by J.P. Morgan Investment Management, Inc.)

     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

     o LVIP MFS Value Fund (Standard Class): Capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your

     o shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
       (Subadvised by Delaware Management Company)

     o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays
       Capital U.S. Aggregate Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A
       high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund: (Standard Class)(2):
       A high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Developed International 150 Fund (Standard Class): To
       maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2):
       Long-term growth of capital.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.


     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A
       balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard
       Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard
       Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the
       Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S.
       companies.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       To maximize capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP Templeton Growth Fund (Standard Class): Long-term capital growth.
       (Subadvised by Templeton Investment Counsel, LLC)

     o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation.

       (Subadvised by Turner Investment Partners)

     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.

     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
  Long-term capital appreciation.

     o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Reasonable
       income by investing in income-producing equity securities.
       (Subadvised by Metropolitan West Capital Management)

     o LVIP Protected Profile Conservative Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.

     o LVIP Protected Profile Growth Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
       Services Company

     o Growth Series (Initial Class): Capital appreciation.

     o Utilities Series (Initial Class): Total return.

PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
   (Administrative Class): Maximum real return.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP
   Delaware Funds or Lincoln Life accounts managed by Delaware Investment
   Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583
   542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and

                                                                              17

   capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's
     500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial
     Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its
     affiliates. The product is not sponsored, endorsed, sold or promoted by
     Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.

Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.

Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since
Underlying Funds may also offer their shares to entities other than the
Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an


Underlying Fund, all shares voted by the Company will be counted when the
Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.

POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment advisor for each of the
Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from fund assets.
Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by an
Underlying Fund is contained in each fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.

The Monthly Deductions are made on the "Monthly Anniversary Day," which is the
Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation
Day.

If the Net Accumulation Value is insufficient to cover the current Monthly
Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.

Premium Load; Net Premium Payment

We make a deduction from each Premium Payment. This amount, referred to as
"Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the
Company. We deduct 7.0% from each Premium Payment in Policy Years 1-20 and 4.0%
in Policy Years 21 and beyond. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment."

Surrender Charges

A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

The Surrender Charge varies by age of the insured, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $60.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included in each policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.

The duration of the Surrender Charge is 15 years for full surrenders and 10 years for decreases in Specified Amount.

Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.

Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:

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A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:

     1) occurs after the tenth Policy Anniversary following policy issue or increase in Specified Amount; or

     2) is caused by a Partial Surrender; or

     3) when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the Initial Specified
  Amount or the sum of all prior decreases;

     3) is the Initial Specified Amount; and

     4) is the then applicable Surrender Charge from the schedule in the
Policy.

We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.

Upon Full Surrender of your Policy following a policy decrease, the Surrender
Charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the Initial Specified
Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the policy's value.

In addition, if your Policy includes the Enhanced Surrender Value Rider, you may surrender your Policy for an enhanced Surrender Value provided under the rider, without being subject to the Policy Surrender Charges.

Any surrender may have tax implications. Consult your tax or other financial advisor before initiating a surrender.

Partial Surrender Fee

No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.

Transfer Fee

For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.

Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in
Policy Years 11 and beyond. The current charge is at an effective annual rate of 0.60% in Policy Years 1-10, 0.20% in Policy Years 11-20, and 0.00% in Policy
Years 21 and beyond.

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Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance
Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net
Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0008295 (the monthly equivalent of an effective annual rate of 1.0%), subtracting the Accumulation
Value at the beginning of the policy month, and multiplying the result (the
"Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company.

The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that they will generally increase each Policy Year as the insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy.
Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance
Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses"
in this prospectus.

Administrative Fee

There is a flat Monthly Deduction of $10 in all years.

For the first ten Policy Years from issue date or increase in Specified Amount, there is an additional charge that varies with the insured's age, sex, Premium class, and benefit selection option percentage, if any. This charge will never exceed $2.56 per $1,000 of Initial Specified Amount or increase in Specified
Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Policy Loan Interest

If you borrow against your Policy, interest will be charged to the Loan Account
Value. The annual effective interest rate is 4.0% in years 1-10, 3.0% in years
11 and beyond. We will credit 3.0% interest on the Loan Account Value in all years.

Rider Charges

Basic Accelerated Benefits Riders. There is a flat charge of $250 (limited in certain states), which will be deducted from any benefit when paid.

"Lincoln LifeEnhanceSM Accelerated Benefits Rider". If you elect this rider, there is a monthly Cost of Insurance Charge for this rider which will be part of the Monthly Deduction made under the Policy. Also, this rider's Cost of
Insurance will be part of the No-Lapse Value Monthly Deduction and Reset
Account Value Monthly Deduction as described in the No-Lapse Enhancement Rider, if attached to the Policy. The amount deducted each Policy Month will be calculated as (A) multiplied by (B) where:

                                                                              21

(A) is the applicable rate found in the "Guaranteed Cost of Insurance Rate Per
    $1,000 of Policy Net Amount at Risk or Rider Net Amount At Risk" table of rates shown on the Policy Specifications; and

(B) is either i. or ii. noted below:

  i. For any Policy Month prior to acceleration of the death benefit, the
   Policy's net amount at risk divided by $1,000; or

  ii. Following acceleration of the death benefit, for any Policy Month in which benefits are not payable, the Rider's Net Amount at Risk divided by
    $1,000.

The Rider's Net Amount at Risk is equal to the Remaining Benefit Amount at the beginning of the Policy Month, divided by the Net Amount at Risk Discount
Factor shown on the Policy Specifications, minus the Policy's Accumulation
Value at the beginning of the Policy Month after the deduction of the Monthly
Administrative Fee but prior to the deduction for the monthly Cost of
Insurance.

Each Policy Month you receive a Chronic Illness Monthly Benefit Amount or the
Terminal Illness benefit, this rider's Cost of Insurance will be waived.

Enhanced Surrender Value Rider. There is a monthly charge during Policy Years 2
- 5 of $0.05 per $1,000 of initial specified amount.

Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your Policy.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.

Premium Reserve Rider. We deduct 4.0% from each Premium Payment you direct to this rider. Transfers of Premium Reserve Rider Accumulation Value from this rider to the Policy may be subject to a charge of 3.0% of amount transferred during Policy Years 1 - 10. Premium Reserve Rider Accumulation Value allocated to the Premium Reserve Separate Account is subject to the mortality and expense risk charge not to exceed 0.60% for Policy Years 1-10 and 0.20% for Policy
Years 11 and later.

In addition, if you request a loan from the Premium Reserve Rider Accumulation
Value, interest is charged at the same rate as for Policy Loans.

YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The Policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the Policy. We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any
Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from Owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;


o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made. (See section headed "Transfer
Fee" for explanation of an additional right to transfer accumulation values from a Sub-Account when its investment objective changes.)

The Policy includes policy specifications pages. These pages provide important information about your Policy such as: the identity of the insured and Owner;
Policy Date; the Initial Specified Amount; the death benefit option selected;
issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Policy Date is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.

Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order"
means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.

Application

If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the insured.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 15 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy.

                                                                              23

When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.

Owner

The Owner on the Date of Issue is designated in the policy specifications. You, as Owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected
Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your Policy as long as the insured is living. These rights generally include the power to select the
Beneficiary, request Policy Loans,  make Partial Surrenders, Surrender the
Policy entirely,  request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request.

Right to Examine Period

You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the "Right to Examine Period". If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of
(i) the Accumulation Value less any Indebtedness, on the date the returned
Policy is received by us, plus (ii) any charges and fees imposed under the
Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any
Indebtedness; or (b) the sum of (i) the Accumulation Value less any
Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.

Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The
Initial Specified Amount is shown on the policy specifications page.

Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the
Sub-Accounts.


During the first Policy Year, transfers from the Fixed Account to the
Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or
Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy
Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.

Up to 24 transfer requests (a request may involve more than a single transfer)
may be made in any Policy Year without charge. We may limit transfers from the
Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent.
We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss.
If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request.
Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed
Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds.
As an effort to protect our Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the
"Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed
Account that may affect other Owners or fund shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the
Underlying Fund.

You should be aware that the purchase and redemption orders received by
Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may

                                                                              25

purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from
Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing
Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers.
We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once an Owner has been identified as a "market timer" under our Market Timing
Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions
(which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from an Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to
2 business days of our discovery. We will impose this "original signature"
restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.

Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our
Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds.
This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our
Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer


request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying
Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic
Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first Policy Year from the money market Sub-Account or the Fixed Account.
Transfer allocations may be made to one or more of the Sub-Accounts (not the
Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility.
Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market
Sub-Account or the Fixed Account the value in that account must be at least
$1,000 initially. The minimum amount that may be allocated is $50 monthly.

If Dollar Cost Averaging is desired, it must be elected at issue.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account  or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first Policy Anniversary; or

4) if your Policy is surrendered or otherwise terminates.

From time to time, we may offer special interest rate programs for Dollar Cost
Averaging. Please consult your financial advisor to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account.
The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with
Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium
Payments allocated to the Sub-Accounts and Fixed Account will be subject to
Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.

Automatic Rebalancing is available only on a quarterly basis. Automatic
Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the
"Riders" section of this prospectus for more information.

                                                                              27

Riders

We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your
Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.

Basic Accelerated Benefits Riders. There are two basic Accelerated Benefits
Riders. The availability of the riders is based upon the Insured meeting our underwriting criteria (including the Insured's age and the state of the
Insured's health at the time of your application), which will determine which, if any, form of rider will be issued to you. If the Insured meets our underwriting requirements and if you apply for the riders at the same time as you apply for your Policy, you will be issued the second version of the rider
(as described below). If the Insured does not meet our underwriting requirements (or you do not apply for the riders when you apply for your
Policy), you will be issued the first version of the rider that is described below. There is a charge for these riders of $250 (limited in certain states), which will be deducted from any benefit when paid. Benefits payable under either form of rider will be considered as a lien against your Policy for the amount of the accelerated benefit paid, and the lien will be considered as a
Policy Loan and will be charged interest. (See section headed "Policy Loans".)
As the benefit paid is a lien, you may, if you wish, repay any part (but not less than $25) or all of the amount paid. The amount of any lien outstanding at the time of the death of the Insured will be deducted from the death benefit otherwise payable. In certain states, the availability of the riders, and the benefits available thereunder, are limited; please consult with your financial advisor as to availability and benefits.

One version of this rider pays a portion of the Death Benefit upon occurrence of terminal illness (defined by the rider as when the Insured's life expectancy is reduced to less than 12 months) or nursing home confinement (defined by the rider as the Insured being confined to a qualifying nursing home for the balance of life), subject to the terms of the rider. This version of the rider will pay 50% of the Death Benefit for terminal illness and 40% of the death benefit for nursing home confinement, subject to an overall maximum of $250,000 on all policies in force with us, in accordance with the terms of the rider.
You may apply for this rider either at the time your application for the Policy is made or at any time thereafter. Our underwriting rules in effect at the time you apply will determine whether the rider will be issued.

The second version of this rider, which must be applied for at the time you apply for your Policy, in addition to paying the same portion of the Death
Benefit upon the occurrence of terminal illness or nursing home confinement (as discussed above), also may pay a portion of the death benefit upon critical illness or a condition specified in the rider. The illnesses which qualify are detailed in the rider and generally include, but are not limited to, heart attack (myocardial infarction) and life threatening cancer. In the instance of critical illness, the portion of the Death Benefit payable is 5% (not to exceed a total of $25,000) upon the occurrence of the first critical illness covered by the rider.

To receive a benefit, you must contact us and let us know which benefit you are requesting and the benefit amount (subject to maximum limits) you would like.
We will let you know what physician's certification or other requirements you must submit. If you request less than the maximum benefit, you may later apply for the balance of the benefit. For example, if the Insured is confined to a qualifying nursing home for the balance of life, and your only policy with us covering that Insured has a $100,000 death benefit, you could request up to 40%
or $40,000, and if the Insured is later diagnosed with a medical condition resulting in a less than 12 month life expectancy, you may request an additional 10% (for a total benefit of 50%) or $10,000 (for a total benefit of
$50,000). Because the benefit payable creates a lien on the Policy, the maximum amount of your benefit may also be restricted (or no benefit may be payable) if you have an outstanding Policy Loan or if the Policy has been assigned to a third party. Benefits paid under the Rider may restrict your ability to request future Policy Loans.

"Lincoln LifeEnhanceSM Accelerated Benefits Rider". The availability of this rider is based upon the insured meeting our underwriting criteria (including the insured's age, sex and the state of the insured's health at the time of your application). You must apply for this rider at the time you apply for your
Policy. Charges for this rider, if elected, are part of the Monthly Deductions.


This rider provides for the acceleration of up to 100% of the Original Benefit
Amount, as determined below, upon occurrence of a Qualifying Event provided all of the terms and conditions of this rider have been met. There are two
Qualifying Events, defined below: (1) the insured is certified as Chronically
Ill as defined in the rider; or (2) the insured is certified as Terminally Ill as defined in the rider.

Depending on which Qualifying Event occurs and the benefit payment option you have chosen, the Original Benefit Amount will be determined as follows, assuming all the Conditions for Eligibility for Benefit Payments, also described below, have been satisfied:

A. For Chronic Illness where you have elected to receive benefits in a one-time lump sum and have met all Conditions for Eligibility of Benefit Payments:

  o the Policy's Death Benefit Proceeds, without reduction by an outstanding indebtedness, (the "Gross Death Benefit Proceeds").

  o If a Premium Reserve Rider is attached to the Policy, the Policy's Gross
   Death Benefit Proceeds less the Premium Reserve Rider Accumulation Value.
   The Premium Reserve Rider Surrender Value will be paid to you prior to the calculation of the Original Benefit Amount.

B. For Chronic Illness where you have elected to receive Monthly Benefit
   Amounts or where you elect to receive the Terminal Illness benefit and have met all Conditions for Eligibility for Benefit Payments:

     o the Gross Death Benefit Proceeds after a (required) change to Death
   Benefit Option 1; or

  o If a Premium Reserve Rider is attached to the Policy, you can elect to have the Premium Reserve Rider Surrender Value paid to you prior to the calculation of the Original Benefit Amount.

You are eligible to receive an accelerated benefit payment if the Policy and this rider are in force and the insured is living when all of the following requirements (the "Conditions for Eligibility for Benefit Payment") are met:

1. Our receipt and approval of the following documentation provided by you:

  a. For Chronic Illness, Written Certification or Written Re-certification that the insured is a Chronically Ill individual; or

     b. For Terminal Illness, a Terminally Ill Certification that the insured is Terminally Ill; and

  c. A written consent to make such payment from any assignee of record named under the Policy or any irrevocable beneficiary named under the Policy;
    and

2. We complete, at our discretion and expense, a personal interview with, and an assessment of, the insured, including examination or tests by a
   "Licensed Health Care Practitioner" of our choice; and our receipt of copies of any relevant medical records from a health care provider involved in the insured's care. A Licensed Health Care Practitioner is a physician, as defined in Section 1861(r)(1) of the Social Security Act, a registered professional nurse, licensed social worker, or other individual who meets such requirements as may be prescribed by the Secretary of Treasury, or qualifications to our satisfaction.

The Original Benefit Amount will be reduced by any benefit payments made. The balance remaining is the "Remaining Benefit Amount". There is no waiting period to receive a benefit under this rider once all Conditions for Eligibility for
Benefit Payments have been satisfied and benefits will be paid retroactively to the date of our receipt of all documentation provided by you that is necessary to satisfy all Conditions for Eligibility for Benefit Payments. Furthermore, we
do not require proof of incurred expenses for you to receive benefits under this rider. This rider's benefits will only be paid to the Owner of the Policy and will only be paid by check or other method made available by us. Any benefit to be paid is subject to the "Incontestability" provision of the
Policy.

The benefit payment options available to you under this rider are as follows:

(1) For a Chronic Illness Qualifying Event

You may elect to receive the benefit as either (a) Monthly Benefit Amounts or
(b) a one-time lump sum payment.

                                                                              29

  (a) Monthly Benefit Amounts - Provided all Conditions for Eligibility for
     Benefit Payments have been satisfied, you may elect to receive accelerated monthly benefit payments (the "Monthly Benefit Amount") without losing the option of electing a one-time lump sum payment of the Remaining Benefit
     Amount.

  For each Benefit Period, defined below, in which you qualify to receive benefits, you may elect a Monthly Benefit Amount equal to or greater than the Minimum Monthly Benefit but not exceeding the Maximum Monthly Benefit.
  Both of these amounts are shown on the Policy Specifications. Please note that the Monthly Benefit Amount is not cumulative. The entire Maximum
  Monthly Benefit may be taken, but if not, the remaining portion cannot be added to future payments. By electing an amount less than the Maximum
  Monthly Benefit, the amount of the Original Benefit Amount available for later benefit payments (the "Remaining Benefit Amount" as noted above) will be reduced more slowly; however, you should consider that you may or may not re-qualify for future "Written Re-certifications". A "Written Certification"
  is the Written Certification that we must receive and approve prior to the start of each Benefit Period following the initial Benefit Period in order for you to be eligible for Chronic Illness Monthly Benefit Amounts, provided all other Conditions for Eligibility for Benefit Payments are met. "Written
  Certification" is the documentation required, in a form satisfactory to us, certifying that the insured is Chronically Ill as defined in the rider and providing certain other information with respect to the insured's ongoing health service needs. A "Benefit Period" is a period of time not to exceed twelve consecutive months. Each such period begins on the Monthly
  Anniversary Day after we receive all documentation provided by you necessary to satisfy all Conditions for Eligibility for Benefit Payments. A new
  Benefit Period will begin no earlier than the end of the current Benefit
  Period.

  The largest amount that may be elected is the Maximum Monthly Benefit. As shown on the Policy Specifications, the Maximum Monthly Benefit may not
  exceed the lesser of the shown percentage of the Original Benefit Amount or the monthly equivalent of the Per Diem Limit (which is set annually on
  January 1 by the Internal Revenue Service.) At the time of claim and for each subsequent Benefit Period, we will notify you of your Maximum Monthly
  Benefit.

  Sixty (60) days prior to the end of each Benefit Period, we will send you documentation for Written Re-certification. As part of this documentation, if your Maximum Monthly Benefit is based on the Per Diem Limit and the Per
  Diem Limit increases, we will provide you with an adjusted Maximum Monthly
  Benefit. If your Maximum Monthly Benefit is based on the Per Diem Limit, the
  Maximum Monthly Benefit in this documentation will be based on a 30 day
  Policy Month. If you elect the Maximum Monthly Benefit, the actual amount you receive will be adjusted based on the number of days in each Policy
  Month.

     Chronic Illness Monthly Benefit Amounts will end when any of the following occur:

     (1) the insured fails to meet any one of the Conditions for Eligibility for Benefit Payments;

     (2) you notify us to discontinue Monthly Benefit Amount payments; or

     (3) this rider terminates.

  In the event you request that we discontinue Monthly Benefit Amount payments and then, at a later date, you desire to begin a new Benefit Period, we will allow you to do so provided all of the Conditions for Eligibility for
  Benefit Payments are met.

  (b) One-Time Lump Sum - If you elect a one-time lump sum payment, the
  Remaining Benefit Amount will be multiplied by the then applicable Chronic
  Illness one-time lump sum actuarial discount factor when determining the amount of the payment (as described in the discussion of actuarial discount factors below). The payment of a one-time lump sum will cause termination of both this rider and the Policy.

(2) For a Terminal Illness Qualifying Event

 The maximum Terminal Illness benefit payment will be the lesser of 1) 50% of the Remaining Benefit Amount; or 2) $250,000. Note: This benefit will only be paid once and will be paid as a lump sum, if you elect less than the maximum benefit, the remainder will not be available at a later date. The amount accelerated will be greater than the Terminal Illness benefit payment and will be determined by dividing the requested benefit payment


by the applicable Terminal Illness actuarial discount factor discussed below.
The amount accelerated will not be allowed to exceed the Remaining Benefit
Amount.

As described above, a Chronic Illness one-time lump sum actuarial discount factor will be applied to the Chronic Illness one-time lump sum and a Terminal
Illness actuarial discount factor will be applied to the Terminal Illness amount accelerated. These actuarial discount factors reflect the early payment of benefits available under the Policy. The actuarial discount factor used will be based on a mortality assumption and an interest rate which has been declared by us in effect on the date the benefit payment is determined. The maximum interest rate used shall not exceed the greater of:

a) the current yield on 90 day treasury bills available on the date the benefit payment is determined; or

b) the current Maximum Statutory Adjustable Policy Loan Interest Rate (the
   highest variable interest rate permitted under state law) in effect on the date the benefit payment is determined. This maximum rate will not be more than the higher of the following:

  (1) The published monthly average (defined below) for the calendar month ending 2 months before the date on which the rate is determined; or

     (2) The rate used to compute the Fixed Account under the Policy for that year plus 1 percent.

     The published monthly average referred to above is defined as:

   (a) Moody's Corporate Bond Yield Average - Monthly Average Corporates as
       published by Moody's Investors Service, Inc., or any successor thereto;
       or

   (b) In the event that Moody's Corporate Bond Yield Average - Monthly
       Average Corporates is no longer published, a substantially similar average, established by regulation, or other method, issued by the
       Insurance Department of the state or other jurisdiction where the Policy is delivered.

Please note that, subject to meeting all Conditions for Eligibility for Benefit
Payments, defined below, you may elect to receive accelerated benefits as follows:

(a) Chronic Illness in Monthly Benefit Amounts and then at a later date elect the Chronic Illness one-time lump sum payment; or

(b) Chronic Illness Monthly Benefit Amounts and then at a later date elect to receive the Terminal Illness benefit. In the same Policy Month, you may receive both a Chronic Illness Monthly Benefit Amount and the Terminal
    Illness benefit; or

(c) Chronic Illness Monthly Benefit Amounts, then at a later date elect to receive the Terminal Illness benefit and finally receive the Chronic
    Illness one-time lump sum payment; or

(d) Terminal Illness benefit and then at a later date elect to receive a
    Chronic Illness benefit in either Monthly Benefit Amounts or the one-time lump sum payment, or both.

Any Chronic Illness Monthly Benefit Amount or Terminal Illness benefit paid under this rider will be first used to repay a portion of any outstanding
Indebtedness under the Policy. The portion to be repaid will be determined by the product of the following:

[(A + B) / C] * D where:

     A = is the balance in the Loan Account;

     B = is any accrued loan interest not yet charged;

     C = is the Remaining Benefit Amount immediately prior to a benefit payment; and

     D = is either i. or ii. noted below, depending on the Qualifying Event:

     i. the Chronic Illness Monthly Benefit Amount; or

                                                                              31

     ii. the Terminal Illness benefit payment divided by the applicable
Terminal Illness actuarial discount factor.

If the Chronic Illness one-time lump sum benefit payment is elected, the benefit payment will be reduced by any outstanding Indebtedness under the
Policy.

It's important to note that if any of the following riders are attached to your
Policy, this rider may have an impact on any benefits provided under such rider.

Premium Reserve Rider: For Chronic Illness Monthly Benefit Amounts and Terminal
Illness benefit, you may elect to either include the Premium Reserve Rider
Accumulation Value in the calculation of the Original Benefit Amount or receive a payment of the Premium Reserve Rider Surrender Value. Either action will terminate the Premium Reserve Rider. If you elect to include the Premium
Reserve Rider Accumulation Value in the calculation of the Original Benefit
Amount, the Premium Reserve Rider Accumulation Value will be transferred to the
Policy's corresponding Fixed Account value, Sub-Account(s) value, and/or Loan
Account value and the Premium Reserve Rider's Transfer Load will be waived. If you elect the Chronic Illness one-time lump sum payment, you will receive a payment of the Premium Reserve Rider Surrender Value and the Premium Reserve
Rider will terminate.

Waiver of Monthly Deduction Rider: If you are on Total Disability as provided under any Waiver of Monthly Deduction Rider, we will continue to waive the monthly deductions falling due under the Policy once payment of an accelerated benefit begins under this rider.

Enhanced Surrender Value Rider: Once payment of an accelerated benefit under this rider begins, the Enhanced Surrender Value Rider will terminate.

Benefit payments under this rider will reduce certain policy and rider values by multiplying such values by a Reduction Ratio noted below. The values that will be reduced are as follows:

1. Specified Amount;

2. Fixed Account value;

3. The value of each Sub-Account;

4. Your "Cost Basis" in the Policy (the total amount of premiums or other consideration you have paid for the Policy, less the total amount you have received that was not included in your taxable income, and less any reductions in values due to benefit payments under this rider);

5. Premiums paid to date;

6. No-Lapse Value* of any No-Lapse Enhancement Rider, if attached to the
Policy;

7. Reset Account Value* of any No-Lapse Enhancement Rider, if attached to the
Policy;

8. Guaranteed Minimum Death Benefit* of any No-Lapse Enhancement Rider, if
attached to the Policy; and

9. Reset Death Benefit* of any No-Lapse Enhancement Rider, if attached to the
Policy.

* As defined in the No-Lapse Enhancement Rider.

Any reduction will occur on the Monthly Anniversary Day prior to the Monthly
Deduction. The proportion by which the above values will be reduced will be based on a Reduction Ratio, determined as follows:

A. Chronic Illness Benefit Payments:

     Each Monthly Benefit Amount will reduce the above values by a Reduction
Ratio of (b-a)/b where:

     a = is the Monthly Benefit Amount, and

     b = is the Remaining Benefit Amount immediately prior to a benefit payment.

B. Terminal Illness Benefit Payment:

     The payment of a Terminal Illness benefit will reduce the above values by a Reduction Ratio of (b-a)/b where:


   a = is the Terminal Illness benefit payment divided by the applicable
   Terminal Illness actuarial discount factor, and

     b = is the Remaining Benefit Amount immediately prior to the benefit payment.

Additional terms to consider:

For each Policy Month you receive a rider benefit payment, we will send you a monthly report showing the change in current values under your Policy.

If a Death Benefit Option other than Death Benefit Option 1 (Level) is in effect, the Death Benefit Option will be changed to Death Benefit Option 1
(Level) prior to the first benefit payment. No further Death Benefit Option changes are permitted.

The Surrender Charges as shown on the Policy Specifications will be waived.

If there is any premium in a premium deposit fund, this premium will be returned to you and will be treated as a normal return of premium and not as a benefit payment under this rider. If we return any accrued interest with the premium amount, the interest will be reported as taxable income to you.

You may not make a change in Specified Amount, a change in the insured's
Premium Class as shown on this rider's Policy Specifications, or add rider benefits or increase the amount of rider benefits.

Further, we reserve the right to transfer all value of each Sub-Account(s) to the Fixed Account.

If the death of the insured occurs prior to the date you satisfy all Conditions for Eligibility for Benefit Payments, we will pay the Death Benefit Proceeds.
If the death of the insured occurs while benefits are being received under this rider, we will pay the Death Benefit Proceeds, which may be less than the
Remaining Benefit Amount, and the Death Benefit Proceeds will be reduced by any decrease in the Remaining Benefit Amount after the date of the insured's death.

This rider provides for monthly deductions to be waived in the event you are receiving or have received Chronic Illness Monthly Benefits or a Terminal
Illness Benefit. Once benefit payments begin, the Policy's Monthly Deductions will continue until the Policy's Net Accumulation Value, and, if attached to the Policy, the No-Lapse Enhancement Rider's No-Lapse Value, less Indebtedness, and Reset Account Value, less Indebtedness, are reduced to an amount insufficient to pay the Monthly Deduction. After this occurs, the Policy will not Lapse as long as this rider is In Force. We will stop billing you and will not allow premium payments unless otherwise agreed to by you and us. However, we will continue to accept loan repayments.

It is important to note that this rider does not provide an accelerated benefit for Chronic Illness resulting from:

1. Intentionally self-inflicted injury or attempted suicide, while sane or insane;

2. Any act or incident of insurrection or war, declared or undeclared;

3. The insured's participation in, or attempting to participate in, a felony, riot, or insurrection; or

4. Alcoholism or drug addiction.

You may reinstate this rider as part of your Policy if the Policy is terminated and reinstated. Such reinstatement will be subject to satisfactory evidence of insurability and all other terms and conditions of the Policy to which it is attached.

This rider and all rights provided under it will terminate automatically upon whichever of the following occurs first:

1. The date you request In writing to terminate this rider;

2. The Policy's Specified Amount exceeds the Specified Amount Limit as shown on the Policy Specifications;

3. The receipt of a Chronic Illness one-time lump sum payment which will cause the termination of both this rider and the Policy to which it is attached;

                                                                              33

4. The Remaining Benefit Amount is reduced to zero which will cause the termination of both this rider and the Policy to which it is attached;

5. Termination of the Policy; or

6. The death of the insured which will cause Death Benefit Proceeds to become payable under the Policy.

In addition, if you have received an accelerated benefit payment, this rider will terminate on the earliest of the following:

1. The date you take a partial surrender under the Policy; or

2. The date you take a loan under the Policy.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Change of Insured Rider.  With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met.
The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Enhanced Surrender Value Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides an enhanced Surrender Value without imposition of a Surrender Charge if you fully surrender your Policy during the first five Policy Years (the "Enhanced Surrender Value Period").
This rider does not provide for enhanced Surrender Value for Partial
Surrenders, loans, or in connection with the exchange of this Policy for any other policy. This rider will terminate at the earliest of the Full Surrender of the Policy for the benefit provided by this rider; the end of the fifth
Policy Year; lapse of the Policy; or exchange, replacement, or any termination of the Policy except for the benefits provided by the Change of Insured Rider.
In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial
Specified Amount for this rider.

If the Policy is Fully Surrendered at any time during the Enhanced Surrender
Value Period, the Surrender Value payable on the date your Policy is surrendered will equal:

1) the Policy's Accumulation Value; minus

2) Indebtedness.

The following example demonstrates hypothetical Accumulation Values and
Surrender Values with and without the Enhanced Surrender Value Rider during the first five Policy Years of the policy described below:

Sample Policy

o Insured: Male Standard Non-tobacco, age 45

o Specified Amount: $1,000,000

o Benefit Selection Option: Not Elected

o Planned annual Premium Payment: $35,000

o No Indebtedness


                     Accumulation          Surrender          Accumulation        Surrender
                    Value Without        Value Without         Value With         Value With
 End of Year          ESV Rider            ESV Rider            ESV Rider         ESV Rider
-------------      ---------------      ---------------      --------------      -----------
      1            $ 31,640             $     0              $31,640             $31,640
      2            $ 65,215             $27,605              $64,593             $64,593
      3            $100,863             $64,143              $99,576             $99,576




                     Accumulation          Surrender          Accumulation        Surrender
                    Value Without        Value Without         Value With         Value With
 End of Year          ESV Rider            ESV Rider            ESV Rider         ESV Rider
-------------      ---------------      ---------------      --------------      -----------
      4            $138,799             $102,969             $136,801            $136,801
      5            $179,219             $144,289             $176,462            $176,462


No-Lapse Enhancement Rider:  This rider, which is automatically issued with your Policy, provides you with a limited benefit in the event that your Policy would otherwise lapse. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on Net Premium Payments made, interest credited, the amount of any
Partial Surrenders, and rates and fees for the rider. Payment of Premiums higher than the Planned Premium and interest credited on Net Premiums will increase the duration of lapse protection. Partial Surrenders and the costs of other riders which have their own charges will reduce the duration of lapse protection.

No-Lapse Protection. If the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions, the Policy will not lapse as long as three conditions are met:

1) the rider has not terminated (see subsection headed "Rider Termination" for more information about when the rider terminates);

2) the duration of the rider's lapse protection has not ended (that is, the period during which lapse protection is provided by the rider - also known as the "duration of lapse protection" - has not ended); see sub-section headed "Duration of Lapse - Protection"); and

3) either the "No-Lapse Value" or the "Reset Account Value", less any
   Indebtedness, is greater than zero.

We will automatically issue this rider with your Policy. There is no charge for this rider.

The rider consists of the No-Lapse Value provision (the "No-Lapse Value
Provision") and the Reset Account Value provision (the "Reset Account Value
Provision"). Under this rider, your Policy will not lapse as long as either the
No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. If both the No-Lapse Value and the Reset Account Value, less any
Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. The "No-Lapse Value" and "Reset Account Value" are reference values only and are determined as described below. If the Net Accumulation Value is insufficient to cover the Monthly Deductions, the No-Lapse Value and Reset
Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing.

If either the No-Lapse Value Provision or the Reset Account Value Provision of
this rider is actively preventing the Policy from lapsing, that provision will trigger a death benefit which is different from the death benefit otherwise in effect under the Policy. Each provision triggers a different death benefit, as described in more detail below. The change to a death benefit triggered by either provision under this rider is not permanent. If subsequent Premium
Payments create Accumulation Value sufficient to cover the accumulated, if any, as well as current Monthly Deductions, the death benefit triggered by either rider provision will no longer apply, and the death benefit will be restored to the death benefit option in effect under the Policy. There is no limit on the number of times we allow death benefits to be restored in this manner. Refer to the section headed "Death Benefits" for more information.

We calculate the No-Lapse Value and Reset Account Value based on a set of rates and fees which are reference rates and reference fees only and are used solely for the purpose of calculating benefits provided by the rider. They will be referred to as the "Reference Rates and Fees". The Reference Rates and Fees
used for this rider are not charges and fees imposed on your Policy and differ from the rates and fees we use to calculate the Accumulation Value of the
Policy.

Each provision's value is based on a set of Reference Rates and Fees unique to that provision. The No-Lapse Value Reference Rates and Fees are the No-Lapse
Value Premium Credit, the No-Lapse Premium Load and the No-Lapse Monthly
Deduction for a policy month (which includes the No-Lapse Monthly Cost of
Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the No-Lapse Monthly Administrative

                                                                              35

Fee). The Reset Account Value Reference Rates and Fees are the Reset Account
Premium Load and the Reset Account Monthly Deduction for a policy month (which includes the Reset Account Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the Reset Account Monthly Administrative Fee).

At the time we issue the Policy, we fix the schedules of Reference Rates and
Fees for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for more information about the actual schedules of
Reference Rates and Fees applicable to your Policy.

The No-Lapse Value. On each Monthly Anniversary Day (see section headed "Policy
Charges and Fees" for a discussion of "Monthly Anniversary Day"), the No-Lapse
Value will be calculated as 1), plus 2), plus 3), minus 4), minus 5), minus 6)
where:

1) is the No-Lapse Value on the preceding Monthly Anniversary Day;

2) is all premiums received since the preceding Monthly Anniversary Day and is either increased by the No-Lapse Value Premium Credit or decreased by the
   No-Lapse Value Premium Load based on the Policy Years as shown in the actual schedules of Reference Rates and Fees applicable to your policy;

3) is accumulated interest credited to the No-Lapse Value since the preceding
   Monthly Anniversary Day;

4) is the amount of any Partial Surrenders (i.e., withdrawals) under the Policy since the preceding Monthly Anniversary Day;

5) is the No-Lapse Monthly Deduction for the month following the Monthly
   Anniversary Day; and

6) is the Surrender Charge for any Reduction in Specified Amount on the Monthly
Anniversary Day.

Reductions in Specified Amounts only become effective on the Monthly
Anniversary Day on or next following the day on which the reduction is approved
(see section headed "Surrender Charges - Reduction in Specified Amount" for
further information).

On any day other than a Monthly Anniversary Day, the No-Lapse Value will be the
No-Lapse Value as of the preceding Monthly Anniversary Day, plus all premiums received since the preceding Monthly Anniversary Day (either increased by the
No-Lapse Value Premium Credit or decreased by the No-Lapse Value Premium Load), less Partial Surrenders, plus accumulated interest credited to the No-Lapse
Value.

The No-Lapse Value on the Policy Date will be the initial premium received, plus the No-Lapse Value Premium Credit, less the No-Lapse Monthly Deduction for the first policy month.

The No-Lapse Monthly Deduction is the No-Lapse Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the No-Lapse Monthly
Administrative Fee. The No-Lapse Monthly Cost of Insurance and the No-Lapse
Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the policy Cost of Insurance Charge and policy monthly
Administrative Fee used to calculate Accumulation Value under your Policy.

The Reset Account Value. On each Monthly Anniversary Day (see section headed
"Policy Charges and Fees" for a discussion of "Monthly Anniversary Day"), the
Reset Account Value will be calculated as 1), plus 2), plus 3), minus 4), minus
5), minus 6) where:

1) is the Reset Account Value on the preceding Monthly Anniversary Day;

2) is all Net Premium Payments received since the preceding Monthly Anniversary
Day;

3) is accumulated interest credited to the Reset Account Value;

4) is the amount of any Partial Surrenders (i.e. withdrawals) under the Policy since the preceding Monthly Anniversary Day;

5) is the Reset Account Monthly Deduction for the month following the Monthly
   Anniversary Day; and


6) is the Surrender Charge for any Reduction in Specified Amount on the Monthly
Anniversary Day.

Reductions in Specified Amounts only become effective on the Monthly
Anniversary Day on or next following the day on which the reduction is approved
(see section headed "Surrender Charges - Reduction in Specified Amount" for
further information).

On any day other than a Monthly Anniversary Day, the Reset Account Value will be the Reset Account Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the Reset
Account Value.

The Reset Account Value on the Policy Date will be the initial Net Premium
Payment received less the Reset Account Monthly Deduction for the first policy month.

The Reset Account Monthly Deduction is the Reset Account Monthly Cost of
Insurance, plus the monthly charge, if any, for other riders, and plus the
Reset Account Monthly Administrative Fee. The Reset Account Monthly Cost of
Insurance and the Reset Account Monthly Administrative Fee are Reference Rates
and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider. These
Reference Rates and Fees differ in amount from the policy Cost of Insurance
Charge and policy monthly Administrative Fee used to calculate Accumulation
Value under your Policy.

On each Policy Anniversary, the Reset Account Value may increase to reflect positive investment performance. If the Reset Account Value on any Policy
Anniversary is less than the Accumulation Value on that same Policy
Anniversary, the Reset Account Value will be increased to equal the
Accumulation Value. Refer to the No-Lapse Reset Account Provision of the
No-Lapse Enhancement Rider attached to your Policy.

Death Benefits Under the Policy and the Rider. You will select a "guaranteed minimum death benefit" on the application for your policy. This Guaranteed
Minimum Death Benefit will be used in determining the actual Death Benefit
Proceeds provided by the No-Lapse Value Provision of this rider. The Guaranteed
Minimum Death Benefit you select under the provisions of the No-Lapse
Enhancement Rider will only affect the Death Benefit Proceeds payable under the terms of this rider if the rider is actively preventing the Policy from lapsing. It will be shown on the policy specifications page.

The initial Guaranteed Minimum Death Benefit you select must be between 70% and
100% of the Initial Specified Amount for the Policy. The higher the percentage you select, the higher the ongoing Premium Payments which will be required to maintain a No-Lapse Value and/or Reset Account Value greater than zero. If the policy Specified Amount is later decreased below the Guaranteed Minimum Death
Benefit, the Guaranteed Minimum Death Benefit will automatically decrease to equal the Specified Amount as of the same effective date. If the policy
Specified Amount is later increased, the Guaranteed Minimum Death Benefit will not automatically increase.

If the Net Accumulation Value is sufficient to cover the accumulated, if any, and current Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. Refer to the section headed "Death
Benefits" for more information.

If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Each provision triggers a different death benefit.

If the No-Lapse Value Provision is actively keeping the Policy from lapsing, the death benefit (the "No-Lapse Provision Death Benefit") is the Guaranteed
Minimum Death Benefit less any Indebtedness and less any Partial Surrenders
(i.e., withdrawals) received by the Owner after the date of insured's death.
This death benefit may be less than the specified amount of the Policy.

If the Reset Account Value Provision is actively keeping the Policy from lapsing, the death benefit (the "Reset Account Value Provision Death Benefit")
is the greater of:

1) (a) the lesser of

     (i) the current Specified Amount and

                                                                              37

     (ii) Initial Specified Amount, minus

     (b) Indebtedness, and minus

     (c) any Partial Surrenders (i.e., withdrawals) received by the Owner after the date of death; or

2) an amount equal to the Reset Account Value multiplied by the applicable percentage shown in the corridor percentages table of the policy specifications, less any Indebtedness and less any Partial Surrenders after the date of death.

If the requirements of both of the No-Lapse Value Provision and Reset Account
Value Provision are met, the death benefit payable will be the greater death benefit amount triggered by either of the provisions. Refer to the section headed "Death Benefits" for more information.

If this No-Lapse Enhancement Rider prevents the Policy from lapsing, and subsequent Premium Payments are made such that the Accumulation Value is sufficient to cover the Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your
Policy, which consist of the monthly Cost of Insurance Charge, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed
"Lapse and Reinstatement").

The following examples demonstrate for the policy described below the death benefit under the policy as well as the death benefits calculated under both the No-Lapse Value Provision and the Reset Account Value Provision of the
No-Lapse Enhancement Rider. The column headed "No-Lapse Enhancement Rider Death
Benefit" shows the amount of the benefit which would be paid if the Rider were preventing lapse. That death benefit is the greater of the amounts provided by the No-Lapse Value Provision and the Reset Account Value Provision.

o Insured: Male Standard Non-tobacco, age 45

o Specified Amount: $1,000,000

o Annual Premium Payment: $12,500 paid annually at or before the beginning of each of the first 30 Policy Years

o No Indebtedness on the Policy

o Death Benefit Option: 1 (level)

o Benefit Selection Option: Not Elected

o Assumed Investment Return: 8.00% gross (7.31% net)

o No-Lapse Provision Guaranteed Minimum Death Benefit Percentage = 90% of
Initial Specified Amount


 End of                   Accumulation        Policy Death
  Year         Age            Value              Benefit
--------      -----      --------------      --------------
   10          55           117,380            1,000,000
   20          65           349,958            1,000,000
   30          75           820,892            1,000,000
   40          85          1,648,145           1,730,552
   50          95          3,266,293           3,298,956

                  No-Lapse           Reset Account              No-Lapse
 End of          Provision          Value Provision            Enhancement
  Year         Death Benefit         Death Benefit         Rider Death Benefit
--------      ---------------      -----------------      --------------------
   10            900,000              1,000,000                1,000,000
   20            900,000              1,000,000                1,000,000
   30            900,000              1,000,000                1,000,000
   40            900,000                  -                     900,000
   50            900,000                  -                     900,000


The above example shows a policy that has sufficient Accumulation Value to remain in force. Thus, the No-Lapse Enhancement Rider is not needed to prevent the policy in the example above from lapsing. In this example, the death benefit option selected by the Owner will determine the amount payable upon the death of the insured.


The example below uses all of the same assumptions as are used for the example above, except for the Assumed Investment Return set forth below:

o Assumed Investment Return: 0.00% gross (-0.69% net)


 End of                   Accumulation        Policy Death
  Year         Age            Value              Benefit
--------      -----      --------------      --------------
   10          55           73,030             1,000,000
   20          65           132,507            1,000,000
   30          75           129,772            1,000,000
   40          85              -                   -
   50          95              -                   -

                  No-Lapse           Reset Account              No-Lapse
 End of          Provision          Value Provision            Enhancement
  Year         Death Benefit         Death Benefit         Rider Death Benefit
--------      ---------------      -----------------      --------------------
   10            900,000              1,000,000                1,000,000
   20            900,000              1,000,000                1,000,000
   30            900,000              1,000,000                1,000,000
   40            900,000                  -                     900,000
   50            900,000                  -                     900,000


The second example shows a policy in which the Accumulation Value declines to 0 in between policy years 30 and 40. At that point, the No-Lapse Enhancement
Rider will keep the policy from lapsing. The No-Lapse Enhancement Rider Death
Benefit is the greater of the No-Lapse Value Provision Death Benefit and the
Reset Account Value Death Benefit. Therefore, once the rider begins to prevent lapse, it will provide a Guaranteed Minimum Death Benefit of $900,000 (as elected by the Owner at the time of application for the policy). In this example, the death benefit provided by the No-Lapse Enhancement Rider is less than the death benefit which would have been payable under the death benefit selected by the Owner had the Accumulation Value been sufficient to keep the policy in force without the No-Lapse Enhancement Rider.

The No-Lapse Enhancement Rider can provide benefits when your policy's
Accumulation Value is insufficient to prevent a Policy Lapse, which would otherwise terminate all policy coverage. Rider benefits can prevent a Policy
Lapse when the policy's Accumulation Value is reduced by deductions for policy charges and fees, poor investment performance, Partial Surrenders of
Accumulation Value, Indebtedness for Policy Loans, or any combination of these factors.

Automatic Rebalancing Required. You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the
Policy is issued, this rider will terminate. After this rider terminates, the
Policy will remain in force only if the Accumulation Value is sufficient to cover the Monthly Deductions. Refer to the section headed "Optional Sub-Account
Allocation Programs" for more information about Automatic Rebalancing.

We reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy Accumulation Value in order to keep this rider in effect. While we currently do not restrict your allocation rights, your Policy will include a listing of the Sub-Accounts available as of the Policy Date to which allocation may be so restricted. The decision to enforce this restriction will be based on an annual review of the Separate Account investments of all
Owners of this product. If we determine that the investments of all Owners are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all Owners of this product. If such a restriction is put in place in the future, you will be notified in writing and advised if it is necessary to reallocate the policy Accumulation Value or subsequent Premium
Payments among Sub-Accounts which are not subject to the restriction and advised of the steps you will need to take, if any, in order to keep the rider in effect. We will not reallocate the Accumulation Value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing. If you choose not to reallocate the Accumulation Value of your Policy to comply with a Sub-Account restriction, this rider will terminate. If this rider is actively preventing the Policy from lapsing and this rider terminates as a result of the Owner's failure to comply with a Sub-Account restriction, then the Policy will lapse.

Duration of No-Lapse Protection. The duration of the No-Lapse coverage will be determined monthly by referencing the No-Lapse Account Value and the Reset
Account Value. The duration is determined by projecting the first Monthly
Anniversary Day on which future deductions for the rider rates and fees would cause both the No-Lapse Value and Reset Account Value to reach zero. Because the duration is recalculated on a monthly basis, higher

                                                                              39

Premium Payments and credited interest will increase the duration, while
Partial Surrenders and adjustments for rider Reference Rates and Fees will reduce the duration. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account
Value, and a shorter duration of No-Lapse protection.

The duration of the lapse protection provided by this rider may be reduced if:

1) Premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the No-Lapse Value or Reset
   Account Value under the Policy. These changes include, but are not limited to, Partial Surrenders, Policy Loans, increases in Specified Amount, and changes in death benefit option.

The Company will determine the duration of the lapse protection based on the situation in 1) and 2) above by recalculating the No-Lapse Value and the Reset
Account Value. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account
Value. A lower No-Lapse Value or Reset Account Value will reduce the duration of lapse protection. The following example shows the impact of delayed Premium
Payments on the duration of lapse protection:

Sample Policy

o Insured: Male Standard Non-tobacco, age 45

o Specified Amount: $1,000,000

o Benefit Selection Option: Not elected

o Planned annual Premium Payment: $8,000

Duration of lapse protection:

1) if Premiums are received on the planned payment date each year: 499 months;
or

2) if Premiums are received 30 days after the planned payment date each year:
495 months.

The impact of late Premium Payments on the duration of the lapse protection varies by policy. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. Payment of sufficient additional Premiums while this rider remains in force will increase one or both of the values to an amount greater than zero, and the rider will provide lapse protection. You may obtain information about your policy's current duration of lapse protection and the impact that late Premium Payments may have on that duration by requesting a personalized policy illustration from your financial advisor.

Rider Termination. This rider and all rights provided under it will terminate automatically upon the earliest of the following:

1) the insured reaches age 121; or

2) surrender or other termination of the Policy; or

3) Automatic Rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.

If the Policy terminates and is reinstated, this rider will likewise be reinstated unless the rider terminated before the Policy terminates.

Benefit Selection Option. When you apply for the Policy, you may elect the
Benefit Selection Option.

With this option, you can select a balance between potentially greater
Accumulation Value and the death benefit protection provided by the No-Lapse
Enhancement Rider. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the "Monthly Administrative


Expense Fee") deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Therefore, if you elect to reduce the death benefits provided by this rider by electing a Benefit Selection Option percentage greater than zero, you will reduce the monthly charges deducted from your policy's Accumulation Value.

By reducing the monthly charges deducted from your policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the
Fixed Account and invested in the Sub-Accounts, but will receive a reduced death benefit protection provided by the No-Lapse Enhancement Rider.

When you elect this option, you choose to reduce the benefits provided by the
No-Lapse Enhancement Rider in exchange for reduced Monthly Administrative
Expense Fees. The reduced policy Monthly Administrative Expense Fee will be displayed in your policy specifications. However, when the Benefit Selection
Option is elected, your choice of a Benefit Selection Option percentage greater than zero will increase the No-Lapse reference per $1,000 of Specified Amount
Monthly Administrative Fees, and, therefore, the premiums which you must pay in order to meet the requirements of the No-Lapse Enhancement Rider will increase.
(Refer to the section headed "No-Lapse Enhancement Rider" for discussion of how
Rider values are calculated.) The higher the percentage you select for the
Benefit Selection Option, the larger the increase in the No-Lapse reference per
$1,000 of Specified Amount Monthly Administrative Fees and the higher the
Premiums you must pay in order to meet the requirements of the Rider.

The following example shows two policies on the same insured. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:


                                          Male, 45 Year Old, Standard Non-tobacco
                                                               No-Lapse
                                                        Monthly Administrative
 Benefit Selection        Monthly Administrative                Expense
       Option                   Expense Fee                  Reference Fee                            Result
 Election: None          $0.12583 per                  $0.33167 per                  This option offers the best No-Lapse
                         thousand of Specified         thousand of Specified         protection available. The price of the
                         Amount (higher)               Amount (lower)                protection is reflected in the higher
                                                                                     Monthly Administrative Expense Fee.
 Election: 100%          $0.04000 per                  $0.34917 per                  This option offers the least amount of
                         thousand of Specified         thousand of Specified         No-Lapse protection. The Monthly
                         Amount (lower)                Amount (higher)               Administrative Expense Fee is
                                                                                     reduced in exchange. Therefore, this
                                                                                     option allows more money to be
                                                                                     invested in the Sub-Accounts or
                                                                                     allocated to the Fixed Account.
                                                                                     However, the premiums which you
                                                                                     must pay in order to satisfy the No-
                                                                                     Lapse requirements of the rider will
                                                                                     increase.


You elect this option by selecting a percentage from 1 to 100%. This election must be made at policy issue and is irrevocable. The impact of selecting a
Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit
Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your policy specifications. Once your Policy is issued with the Benefit Selection
Option, you may not change the percentage you selected nor may you terminate your election.

Overloan Protection Rider.  If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your
Policy will not lapse solely based on Indebtedness exceeding the

                                                                              41

Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in
Accumulation Value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your Policy in states where it is available. There is no charge for adding this rider to your Policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.

Premium Reserve Rider: We will automatically issue this rider with your Policy in states where it is available. The rider allows you to pay Premiums in addition to those you plan to pay for your Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium
Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the policy's Specified Amount (or being subject to withdrawal fees or surrender charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve
Rider do not increase the policy's Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the policy's death benefit will be increased by the Premium Reserve Rider
Accumulation Value less Indebtedness. The Premium Reserve Rider Accumulation
Value is the sum of the (i) values of sub-accounts created for the rider which, but for having been created specifically for the rider, are in all other respects identical to the Sub-Accounts (the "Premium Reserve Rider
Sub-Accounts"), and (ii) values held in the portion of the Fixed Account created specifically for the rider (the "Premium Reserve Rider Fixed Account").

A Premium Load of 4.0% (known as the Premium Reserve Rider Premium Load) will be deducted from each amount allocated to this rider.

Net Premium Reserve Rider Premiums will be allocated to the Premium Reserve
Rider Sub-Accounts and/or the Premium Reserve Rider Fixed Account using the same premium allocation instruction that you have provided to us for allocating
Premiums which you direct to your Policy.

Calculations of the values of the Premium Reserve Rider Sub-Accounts apply the same daily mortality and expense risk charge as would have been deducted if the
Premiums had been allocated to your Policy; however, the Monthly Deductions for your Policy, which include charges for the cost of insurance and the
Administrative Fee, and charges for riders to your Policy other than this rider will not be reflected.

You may request us to transfer all or part of the Premium Reserve Rider's
Accumulation Value to your Policy at any time. Transfers of the rider's
Accumulation Value to your Policy are subject to a deduction of 3.0% from each amount transferred (the 3.0% charge is called the Premium Reserve Rider transfer load) if such transfers are made (either automatically, as discussed below, or at your request) in the first ten Policy Years.

No other policy charges or fees will be deducted from the amount allocated to the Premium Reserve Rider.

In addition, after Policy Year 10, subject to certain limitations (which relate to meeting the requirement that sufficient value remains to maintain the duration of lapse protection provided under the No-Lapse Enhancement Rider until the insured reaches age 121 - see section headed "No-Lapse Enhancement
Rider"), you may request transfers from the policy's Net Accumulation Value to the Premium Reserve Rider for allocation to the Premium Reserve Rider's
Sub-Accounts and Fixed Account. Transfers between the Policy and the rider will not be counted against the number of free transfers permitted by the Policy.

The rider provides for the automatic transfer of the entire Accumulation Value of the rider to the Policy in the event:

1) the Net Accumulation Value under your Policy is insufficient to maintain your Policy in force and the No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and

2) you do not pay at least the amount set forth in the lapse notice and your payment is not received by us before the end of the Grace Period.


If the Premium Reserve Rider Accumulation Value (less the Premium Reserve Rider transfer load of 3.0% if the transfer is made during the first 10 Policy Years)
on the day the Grace Period ends is insufficient to meet the amount then due, your Policy will lapse without value.

If this rider is in force at the time you request a loan on or Partial
Surrender of your policy, any such loan or Partial Surrender will be made first from any Premium Reserve Rider Accumulation Value and when the Premium Reserve
Rider Accumulation Value is reduced to zero, then from the Accumulation Value of your Policy. Loan interest will be charged and credited to any Premium
Reserve Rider loans on the same basis as the Policy. Please refer to the section headed "Policy Loans" for a more detailed discussion of Policy Loans, including interest charged on Policy Loans.

In the event of the death of the insured while the rider is in force, any
Premium Reserve Rider Accumulation Value less Indebtedness on the date of death will be added to the death benefit if Death Benefit Option 1 is in force and will be added to the policy's Accumulation Value less Indebtedness on the date of death if Death Benefit Option 2 is in force. If the death benefit is paid pursuant to the No-Lapse Enhancement Rider, the Premium Reserve Rider
Accumulation Value less Indebtedness will be added to the death benefit payable under that rider.

The Premium Reserve Rider will terminate at the earlier of the date your Policy terminates; the date the entire Premium Reserve Rider Accumulation Value is automatically transferred to your Policy to maintain your Policy in force; or
your written request to terminate the rider is received. Once terminated, the rider may not be reinstated, and no further Premium Payments may be allocated to it.

Finally, the amount of Premiums you may pay, whether you direct them to your
Policy or to your Premium Reserve Rider, are subject to limits which are discussed in the Tax Issues section of the prospectus.

As with your Policy, you bear the risk that the investment results of the
Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.

The Premium Reserve Rider, as discussed above, can help provide additional protection against lapse of your Policy. The Premium Reserve Rider Accumulation
Value generated by the additional Premiums you pay to the rider may be transferred to the Policy either through (i) your voluntarily requesting us to transfer available Premium Reserve Rider Accumulation Value to the Policy in
the amount needed to prevent lapse (because, for example, you do not have the funds outside of the Policy to make the Premium Payment required to keep the
Policy in force), or (ii) the rider's provision for automatically transferring all available Premium Reserve Rider Accumulation Value to the Policy should those values be needed to prevent lapse of the Policy (because, for example, the payment you do make either is less than the amount requested or is not received by the time set by the terms of the Policy). However, as noted above, if such values are transferred pursuant to the Premium Reserve Rider's automatic transfer provision, the Premium Reserve Rider will terminate, and the
Owner will permanently lose the ability to allocate any future Premium Payments to the rider.

As a hypothetical example of how the Premium Reserve Rider might help prevent lapse of your Policy, assume that you have had your policy for 11 years and that you have allocated additional Premiums to the rider so that your Premium
Reserve Rider Accumulation Value at the end of Policy Year 11 is $25,000.
Further assume that the No-Lapse Enhancement Rider is no longer preventing your
Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you have decided that you wish to minimize your current cash outlays. If you do not pay the $15,000 Premium, you will receive a Lapse Notice which will tell you that you need to make a Premium Payment of $15,000 to your Policy. If you wish, you could request (before the end of the Grace Period) that we transfer $15,000 of the Premium Reserve Rider Accumulation Value to the Policy. If you do not so
request, we will automatically transfer the entire Premium Reserve Rider
Accumulation Value of $25,000 to the Policy (and your Premium Reserve Rider will terminate). In this example, the transfer of $15,000 from your Premium
Reserve Rider Accumulation Value to your Policy will avoid lapse of the Policy.

                                                                              43

As a further hypothetical example, again assume that you have had your Policy for 11 years but that you have allocated fewer additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value is $10,000. Continuing
the assumption that the No-Lapse Enhancement Rider is no longer preventing your
Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you wish to minimize your current cash outlays, your Premium Reserve Rider Accumulation
Value would provide (either by transfer at your specific request or through automatic transfer) $10,000 towards the Premium due. But in this example, you would have to then pay the balance of the Premium due, that is $5,000, to us from your savings or from another source outside of the Policy to avoid lapse of your Policy.

You should discuss with your financial advisor the needs which purchasing the
Policy will meet, including the need to provide to beneficiaries a guaranteed death benefit which does not depend upon growth of the policy's Accumulation
Value. Policy illustrations, which the financial advisor can prepare, will help determine the amount of Premiums which should be allocated to paying the costs of the Policy for the death benefit you need. Once that need for a guaranteed death benefit is met and Premium requirements determined, the Owner then could consider whether to allocate additional funds to the Rider.

You should carefully weigh the balance between allocating Premiums to the
Policy and Premiums to the rider. Premiums allocated to the Premium Reserve
Rider may be withdrawn without reducing the Specified Amount (which might be the case if those Premiums had been allocated to the Policy). In addition,
Premiums allocated to the rider initially are charged only with the 4.0%
Premium Reserve Rider Premium Load and will only be charged the 3.0% Premium
Reserve Rider Transfer Load if transfers are voluntarily made during the first
10 Policy Years (or are automatically transferred to help prevent Policy
Lapse). And Premiums allocated to the rider become part of the Premium Reserve
Rider Accumulation Value and that value (less any Indebtedness) would be paid upon the death of the insured in addition to the death benefit paid.

However, Premiums allocated to the rider do not increase the policy's
Accumulation Value and, therefore, would not reduce the Cost of Insurance
Charges. An illustration can show the impact that paying a higher level of
Premiums would have on the policy's cost of insurance: that is as Accumulation
Values in the Policy increase (through positive investment results and/or allocating more Premiums to the Policy), the Net Amount at Risk (that is, the difference between the death benefit and the Accumulation Value) will decrease, thereby decreasing the Cost of Insurance Charges. Decreasing policy charges increases the amount of policy Accumulation value available for allocation to the Sub-Accounts, and thereby increases the amount available for investment, subject to your tolerance for risk.

Your financial advisor can prepare illustrations which would reflect the potential impact that different allocations of Premium between the Policy and the Premium Reserve Rider might have, as well as illustrate the impact rates of return selected by you might have on the policy's benefits and the Rider's
Accumulation Value.

Continuation of Coverage

If the insured is still living at age 121, and the policy is still in force and has not been surrendered, the policy will remain in force until policy surrender or death of the insured. There are certain changes that will take place:

1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed
Account;

4) we will continue to credit interest to the Fixed Account; and

5) we will no longer transfer amounts to the Sub-Accounts.

However, loan interest will continue to accrue. Provisions may vary in certain states.


Termination of Coverage

All policy coverage terminates on the earliest of:

1) Surrender of the Policy;

2) death of the insured; or

3) failure to pay the necessary amount of Premium to keep your Policy in force.

State Regulation

The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.

PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force.
Premiums may be paid any time before the insured attains age 121.

The initial Premium must be paid for policy coverage to be effective.

Allocation of Net Premium Payments

Your "Net Premium Payment" is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the
Sub-Accounts and Fixed Account on a form provided by us for that purpose.
Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net
Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium
Payments to your Policy as of the end of the "Valuation Period" in which it is received at our Administrative Office. The end of the Valuation Period is 4:00
p.m., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between "Valuation Days". A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.

Planned Premiums; Additional Premiums

Planned Premiums are the amount of periodic Premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.

In addition to any Planned Premium, you may make additional Premium Payments.
These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any
Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as
Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

                                                                              45

We may require evidence of insurability if any payment of additional Premium
(including Planned Premium) would increase the difference between the Specified
Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC (Modified Endowment
Contract). Refer to the section headed "Tax Issues" for more information.

Policy Values

Policy value in your variable life insurance policy is also called the
Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account Value, the Separate
Account Value, and the Loan Account Value. At any point in time, the
Accumulation Value reflects:

1) Net Premium Payments made;

2)  the amount of any Partial Surrenders;

3)  any increases or decreases as a result of market performance of the
Sub-Accounts;

4)  interest credited to the Fixed Account or the Loan Account;

5)  persistency bonuses on Net Accumulation Value in Fixed Account and the
Sub-Accounts beginning in Policy Year 21; and

6)  all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the "Variable Accumulation Unit". It may increase or decrease from one
Valuation Period to the next. The Variable Accumulation Unit value for a Sub-
  Account for a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such
   liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the
   Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable
   Accumulation Units for that Sub-Account outstanding at the beginning of the
   Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial
Surrenders. We guarantee the Fixed Account Value. Interest is credited


daily on the Fixed Account Value at the greater of a rate of 0.00272616%
(equivalent to a compounded annual rate of 1.0%) or a higher rate determined by the Company.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the
Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 3.0% in all years.

The Net Accumulation Value is the Accumulation Value less the Loan Account
Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values,
Sub-Account values, the Fixed Account Value and the Loan Account Value. We
strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.

Persistency Bonus

On each Monthly Anniversary Day beginning with the first Monthly Anniversary
Day in Policy Year 21, we will credit a persistency bonus to Net Accumulation
Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed
Account on the Monthly Anniversary Day. In the event that you have allocated
Premiums Payments to the Premium Reserve Rider, beginning with the first
Monthly Anniversary Day in Policy Year 21, a persistency bonus, calculated as described above, will be credited to the Premium Reserve Rider Net Accumulation
Value. The persistency bonus is based on reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the persistency bonus will not increase or otherwise affect the charges and expenses of your Policy or any policy riders.

DEATH BENEFITS
The "Death Benefit Proceeds" is the amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges (such as Monthly
Deductions), if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider and the Premium
Reserve Rider, may impact the amount payable as Death Benefit Proceeds in your
Policy. The Guaranteed Minimum Death Benefit that you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit
Proceeds while the rider's No-Lapse Provision is actively preventing the Policy from lapsing.  As discussed in more detail in the "Riders" section of this prospectus, the No-Lapse Enhancement Rider may provide a death benefit which differs from that paid under the Policy.  The Premium Reserve Rider
Accumulation Value, if any, less any Indebtedness under the Premium Reserve
Rider, will be added to the policy's Death Benefit Proceeds.  If the policy's death benefit is paid pursuant to the terms of the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the death benefit payable under the terms of that rider.

Death Benefit Proceeds

The Death Benefit Proceeds payable upon the death of the insured will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any Indebtedness; or

2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the policy specifications, less any Indebtedness.

                                                                              47

Death Benefit Options

Two different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. You may only elect Death Benefit Option 2 at the time you apply for your Policy. (See discussion under heading "Changes to the Initial Specified Amount and Death
Benefit Options" for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued.)

The following table provides more information about the death benefit options.


 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified Amount (a minimum of $100,000) level death benefit on               None; level death benefit.
              the date of the insured's death, less any Partial Surrenders after the date of death.
    2         Sum of the Specified Amount plus the Net Accumulation Value as of             May increase or decrease over
              the date of the insured's death, less any Partial Surrenders after the        time, depending on the amount
              date of death.                                                                of Premium paid and the
                                                                                            investment performance of the
                                                                                            Sub-Accounts or the interest
                                                                                            credited to the Fixed Account.


If for any reason the Owner does not elect a particular death benefit option,
Option 1 will apply.

Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the "Net Amount at Risk".
The Net Amount at Risk for your Policy is the difference between the Specified
Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, and if your Policy Accumulation Value increases (because of positive investment results), your Cost of Insurance
Charge will be less than if your Policy Accumulation Value did not increase or declined. (See section headed "Cost of Insurance" for discussion of Cost of
Insurance Charges.)

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the
Policy is within the Grace Period, any payment required to keep the Policy in force. Policy Indebtedness includes loans under the Policy and Premium Reserve
Rider Indebtedness includes loans under the Premium Reserve Rider.

Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed "Policy Surrenders - Partial
Surrender" for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)

Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.

A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the Specified Amount.)

The death benefit option may be changed by the owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option Change                                                   Impact
     2 to 1          The Specified Amount will be increased by the Accumulation Value as of the effective date of change.


You may not change from Death Benefit Option 1 to Death Benefit Option 2. Death
Benefit Option 2 may only be elected at the time you apply for your Policy.

A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of
Surrender Charges is included in each policy.

Any Reduction in Specified Amount will be made against the Initial Specified
Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the
Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount.
We may also decline such a request if it would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the Policy.

Also, because the death benefit qualification tests, as discussed below, require certain ratios between Premium and death benefit and between policy
Accumulation Value and death benefit, we may increase the policy's death benefit above the Specified Amount in order to satisfy the test you elected. If the increase in the policy's death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the policy Accumulation
Value is sufficient to cover the increased Monthly Deduction. If the Monthly
Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.

Death Benefit Qualification Test

You will have the opportunity to choose between the two death benefit qualification tests defined in Section 7702 of the Code, the "Cash Value
Accumulation Test" and the "Guideline Premium Test". If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your Policy has been issued and is in force, the death benefit qualification test cannot be changed.

The Guideline Premium Test calculates the maximum amount of Premium that may be paid to provide the desired amount of insurance for an Insured of a particular age. Because payment of a Premium amount in excess of this amount will disqualify the Policy as life insurance, we will return to you any amount of such excess. The test also applies a prescribed percentage factor, to determine a minimum ratio of death benefit to Accumulation Value. A table of the applicable percentage factors will be included as a part of the policy specifications when you receive your Policy.

The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the "Net Single Premium"
required to fund the future benefits under the Policy. (The "Net Single
Premium" is calculated in accordance with Section 7702 of the Code and is based on the Insured's age, risk classification and sex.) At any time the
Accumulation Value is greater than the Net Single Premium for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a percentage that is defined as $1,000 divided by the
Net Single Premium. A table of the applicable percentage factors will be included as a part of the policy specifications when you receive your Policy.

The tests differ as follows:

                                                                              49

(1) The Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy while the Cash Value Accumulation Test does not.

(2) The factors that determine the minimum death benefit relative to the
    Policy's Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.

(3) If you wish to pay more Premium than is permitted under the Guideline
    Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of Premium. Please note that payment of higher Premiums could also cause your Policy to be deemed a MEC (see Tax
    Issues, sub-section Policies That Are MEC's in your prospectus).

(4) If your primary objective is to maximize the potential for growth in
    Accumulation Value, or to conserve Accumulation Value, generally the
    Guideline Premium Test will better serve this objective.

(5) While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the policy's Net Amount at Risk will generally be less under the Guideline Premium Test than under the Cash Value Accumulation
    Test. This is because the required adjustment to the death benefit under the Guideline Premium Test is lower than that which would result under the
    Cash Value Accumulation Test.

You should consult with a qualified tax advisor before choosing the death benefits qualification test.

Please ask your financial advisor for illustrations which demonstrate the impact of selection of each test on the particular policy, including any riders, which you are considering.

Payment of Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds
may be delayed if your Policy is contested or if Separate Account Values cannot be determined.

POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is

 (i) the Net Accumulation Value (which is your policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged, plus

 (ii) the Net Accumulation Value, if any, of the Premium Reserve Rider (which is the Premium Reserve Rider Accumulation Value less any Indebtedness), and less any accrued loan interest not yet charged, minus

 (iii) any Surrender Charge not covered by the policy's Accumulation Value
(which is not deducted in (i) above).

Policy Indebtedness includes loans under the Policy and Premium Reserve Rider
Indebtedness includes loans under the Premium Reserve Rider.


Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed
Account and from the Premium Reserve Rider Sub-Accounts and Premium Reserve
Rider Fixed Account that have values allocated to them. Any surrender from a
Sub-Account or from a Premium Reserve Rider Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

At any time, you may transfer all of the Separate Account Value (and any
Premium Reserve Rider Sub-Account and Premium Reserve Rider Fixed Account
value) to the Fixed Account. You may then surrender the Policy in exchange for a life insurance policy the values and benefits of which do not depend upon the performance of a separate account. The new policy will not require the payment of further Premiums, and the amount of the death benefit will be equal to what can be purchased on a single Premium basis by the Surrender Value of the Policy you are surrendering. Please contact your financial advisor for an illustration of the policy which you could receive if you decide to exchange your policy.

Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values.
You must request a Partial Surrender in writing. The amount of any Partial
Surrender may not exceed 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial
Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of
90% of the Surrender Value of your Policy, you must specifically request a Full
Surrender of your Policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges). Your policy's Surrender Value equals the policy Accumulation Value less any
Indebtedness, less any applicable Surrender Charges. Policy Loans are
Indebtedness under your Policy and will reduce the Surrender Value available to you.

Partial Surrenders will reduce the Accumulation Value and may reduce the
Specified Amount. The amount of the Partial Surrender will be withdrawn first from the Premium Reserve Rider Sub-Accounts and Fixed Account in proportion to their values, and when such values are reduced to zero then from the
Sub-Accounts and Fixed Account in proportion to their values. (See discussion in section headed "Riders-Premium Reserve Rider" for further details.)

The effect of Partial Surrenders on your Policy depends on the death benefit option in effect at the time of the Partial Surrender. If Death Benefit Option
1 has been elected, a Partial Surrender will reduce the specified amount as shown in the table below. If Death Benefit Option 2 has been elected, a Partial
Surrender will reduce the Accumulation Value, but not the Specified Amount.

Partial Surrenders are deducted when the No-Lapse Value and the Reset Account
Value of the No-Lapse Enhancement Rider are calculated. (See discussion in section headed "Riders - No-Lapse Enhancement Rider" for a detailed discussion of how benefits of this rider may be impacted by reductions of these values.)

                                                                              51


   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the Accumulation Value and the Specified Amount will be reduced by the greater of:
                        a. zero; or
                        b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)]
                        divided by (3) where:
                        (1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the
                        Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages
                        Table in the policy specifications;
                        (2) is the Specified Amount immediately prior to the Partial Surrender; and
                        (3) is the applicable percentage shown in the Corridor Percentages Table in the policy specifications.
         2              Will reduce the Accumulation Value, but not the Specified Amount.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

POLICY LOANS
You may borrow against the Surrender Value of your Policy and the Premium
Reserve Rider, if you have allocated Premiums to the Premium Reserve Rider. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total
Indebtedness under the Policy (including Premium Reserve Rider, if any, in
Policy Years 1-10) will not exceed 90% of an amount equal to the Accumulation
Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and Accumulation Value.

The amount of your loan will be withdrawn first from Accumulation Values, if any, of the Premium Reserve Rider Sub-Accounts and Fixed Account and then from policy Sub-Accounts and Fixed Account in proportion to their values. The Loan
Account is the account in which policy Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed
Account. Amounts transferred to the Loan Account of both the Policy and the
Premium Reserve Rider do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Interest on policy loans
(from both the Premium Reserve Rider and the policy) accrues at an effective annual rate of 4.0% in years 1-10 and 3.0% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy. Policy Values in the Loan Account
(Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan
Account Value.

Lincoln Life credits interest to the loan account value (of both the Premium
Reserve Rider and the Policy) at a rate of 3.0% in all years, so the net cost of your policy loan is 1.0% in years 1-10 and 0.0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the
Sub-Accounts and Fixed Account in the same proportion in which Net Premium
Payments are currently allocated, unless you instruct otherwise. When making a payment to us, we will apply your payment as Premiums and not loan repayments unless you specifically instruct us otherwise.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less
Surrender Charges, the Policy will terminate subject to the conditions in the
Grace Period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.


The amount of a benefit paid (the "accelerated benefit") under the Basic
Accelerated Benefits Riders (see section headed "Riders - Basic Accelerated
Benefits Riders") is a lien against the Policy and is considered as a Policy
Loan. Therefore, an amount equal to the accelerated benefit paid will be withdrawn first from Accumulation Values, if any, of the Premium Reserve Rider
sub-accounts and the Premium Reserve Rider fixed account and then from policy
Sub-Accounts and Fixed Account in proportion to their values. That amount is transferred to the Loan Account. Interest will be credited by the Company as described above. To the extent that the accelerated benefit paid does not exceed the Surrender Value, interest will be charged in the same manner as described above. However, to the extent that the accelerated benefit exceeds the Surrender Value at the time it is paid, interest charged during each Policy
Year is determined annually at least 30 days in advance of the beginning of a
Policy Year and will not exceed the higher of (i) the published monthly average of the Moody's Corporate Bond Yield Average - Monthly Average Corporates (as
published by Moody's Investors Service, Inc. for the calendar month ending 2 months before the beginning of the Policy Year), and (ii) the rate used to compute the Accumulation Value of the Fixed Account plus 1.0%. Please ask your financial advisor for additional details.

LAPSE AND REINSTATEMENT
If at any time:

1) the Net Accumulation Value of the Policy is insufficient to pay the Monthly
   Deduction, and

2) the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, then all policy coverage will terminate. This is referred to as Policy Lapse.

The Net Accumulation Value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on
Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy
Loans) that must be paid to avoid termination of your Policy.

If the amount stated in the notice is not paid to us within the Grace Period and any Premium Reserve Accumulation Value (less any Premium Reserve Rider transfer load) automatically transferred at the end of the Grace Period is also insufficient to keep the Policy in force, then the Policy will terminate. The
Grace Period is the later of (a) 31 days after the notice was mailed, and (b)
61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.

No-Lapse Protection

Your Policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net
Accumulation Value under the Policy is insufficient to cover the accumulated, if any, and current Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your Policy. There is no charge for this rider.

                                                                              53

The rider consists of the No-Lapse Value Provision and the Reset Account Value
Provision. Under this rider, your Policy will not lapse as long as either the
No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account
Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Refer to the "No-Lapse Enhancement
Rider" section of this prospectus for more information.

Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on
Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your
Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current
Accumulation Value. Once you elect the benefit, certain provisions of your
Policy will be impacted as described in the rider.

Finally, your Policy includes the Premium Reserve Rider (in states where available). To the extent you have allocated Premium Payments to this rider, any rider Accumulation value may prevent lapse of your Policy. If your policy's
Net Accumulation Value is insufficient to cover the Monthly Deductions, and the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, we will send a written notice to you which will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy. If the amount in the notice is not paid to us within the Grace Period, we will automatically transfer to your
Policy any Premium Reserve Rider Accumulation value (less any Premium Reserve
Rider transfer load) on the day the Grace Period ends. If after such transfer, your policy's Net Accumulation Value is sufficient to cover the Monthly
Deductions then due, your Policy will not lapse. As with your Policy, you bear the risk that investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of the rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.

Reinstatement of a Lapsed Policy

If your Policy has lapsed and the insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your Policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement.
Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium
Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the
Accumulation Value on the date the Policy Lapsed plus the Net Premium Payment made less all Monthly Deductions due.

TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice.
This discussion also does not address other


federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.

Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code")
establishes a statutory definition of life insurance for federal tax purposes.
We believe that the policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of premium paid depending upon the insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a Cash Value Accumulation Test, which does not limit premiums paid, but requires the policy to maintain a minimum ratio between the death benefit and the policy's Accumulation Value, depending on the insured's age, gender, and risk classification.  We will only apply this test to the policy if you have advised us to do so at the time you applied for the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the
Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments.
Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate
Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract."

                                                                              55

(If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract"
generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.

Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract ("MEC") is
a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if
Premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid Premium in the first seven years against a pre-determined
Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a
MEC include a material change to the policy (within the meaning of tax law), a
Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy
Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the
Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge)
of any portion of your policy value, as a withdrawal of such amount or portion.
Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal)
that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

Policies That Are Not MECs

Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits,


within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.

Other Considerations

Insured Lives Past Age 121. If the insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit.
Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the
Accumulation Value in the year the insured attains age 121.

Compliance with the Tax Law. We believe that the maximum amount of Premium
Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.

If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a Premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance
Premium deposit funds.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year, offer you the opportunity to apply for an increase in Death Benefit. If the excess
Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a Premium deposit fund and apply it to the
Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to be deemed a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.

Any interest and other earnings on funds in a Premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is
not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the
Owner's spouse at the time first covered by the policy.

                                                                              57

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued)
after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract.
However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the
Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the
IRS, and the courts may modify these authorities, sometimes retroactively.

Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation
Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of the
Policy.

Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the
Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account.
We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the
Separate Account to pay the taxes.

RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate
Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an
Owner's account to government regulators.

Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the
Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable


Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.

LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal
Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

FINANCIAL STATEMENTS
The December 31, 2011 financial statements of the Separate Account and the
December 31, 2011 consolidated financial statements of the Company are located in the SAI.

                                                                              59

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).

Contents of the SAI


GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Corporate and Group Purchasers and Case
      Exceptions
   Assignment
   Transfer of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferment of Payments
   Incontestability
   Misstatement of Age or Sex
   Suicide
   Estate Tax Repeal Rider
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative
Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public
Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the
Public Reference Section, Securities and Exchange Commission, 100 F Street, NE,
Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-181796
1940 Act Registration No. 811-08557

                               End of Prospectus


GLOSSARY OF TERMS

7-pay test-A test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code.

1933 Act-The Securities Act of 1933, as amended.

1940 Act-The Investment Company Act of 1940, as amended.

Accumulation Value-An amount equal to the sum of the Fixed Account Value, the
Separate Account Value, and the Loan Account Value.

Administrative Fee-The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Automatic Rebalancing-A program which periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each
Sub-Account.

Beneficiary-The person designated to receive the Death Benefit Proceeds.

Cash Value Accumulation Test-A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single premium required to fund the future benefits under the policy.

Code-Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge-This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the policy's Net Amount at Risk by the Cost of Insurance Rate.

Death Benefit Proceeds-The amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your policy.

Dollar Cost Averaging - An optional program which you select which systematically transfers specified dollar amounts from the money market
Sub-Account or from the Fixed Account to one or more Sub-Accounts.

Fixed Account-An allocation option under the policy, which is a part of our
General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value-An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Fund (Underlying Fund)-The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.

Grace Period-The period during which you may make premium payments (or repay indebtedness) to prevent policy lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the policy enters the grace period.

Guideline Premium Test-A provision of the Code under which the maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness-The sum of all outstanding loans and accrued interest.

Lapse Notice-Written notice to you (or any assignee of record) that your policy will terminate unless we receive payment of premiums (or payment of
Indebtedness on Policy Loans). The notice will state the amount of premium payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your policy.

Loan Account-The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account.

Loan Account Value-An amount equal to any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General
Account.

M&E-Mortality and Expense Risk Charge.

Market Timing Procedures-Policies and procedures from time to time adopted by us as an effort to protect our policy owners and the funds from potentially harmful trading activity.

                                                                              61

Modified Endowment Contract (MEC)-A life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code.
If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments.

Monthly Anniversary Day-The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly
Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction-The amount of the monthly charges for the Cost of Insurance
Charge, the Administrative Fee, and charges for riders to your policy.

Net Accumulation Value-An amount equal to the Accumulation Value less the Loan
Account Value.

Net Amount at Risk-The death benefit minus the greater of zero or the
Accumulation Value. The Net Amount at Risk may vary with investment performance, premium payment patterns, and charges.

Net Premium Payment-An amount equal to the premium payment, minus the Premium
Load.

Owner-The person or entity designated as owner in the policy specifications unless a new owner is thereafter named, and we receive written notification of such change.

Partial Surrender-A withdrawal of a portion of your policy values.

Planned Premium-The amount of periodic premium (as shown in the policy specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice.

Policy Anniversary-The same date (month and day) each Policy Year equal to the
Policy Date, or the next Valuation Day if the Policy Anniversary is not a
Valuation Day or is nonexistent for the year.

Policy Date - Date shown on the policy specification pages as the date on which life insurance coverage begins if premium paid.

Policy Loan-The amount you have borrowed against the Surrender Value of your policy.

Policy Loan Interest-The charge made by the Company to cover the cost of your borrowing against your policy. Policy Loan Interest will be charged to the Loan
Account Value.

Policy Lapse-The day on which coverage under the policy ends as described in the grace period.

Policy Month- The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.

Policy Specifications- The pages of this policy which show your benefits, premium, costs, and other policy information.

Policy Year-Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.

Premium (Premium Payment)-The amount that you pay to us for your policy. You may select and vary the frequency and the amount of premium payments. After the initial premium payment is made there is no minimum premium required, except premium payments to keep the policy in force.

Premium Load-A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Reduction in Specified Amount-A decrease in the Specified Amount of your policy.

Right to Examine Period-The period during which the policy may be returned to us for cancellation.

SAI-Statement of Additional Information.
SEC-The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value)-An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount)-The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial
Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the policy.

Sub-Account(s)-Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account values.


Surrender Charge-The charge we may make if you request a Full Surrender of your policy or request a Reduction in Specified Amount. The Surrender Charge is in
part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

Surrender Value-An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.

Valuation Day-Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period-The time between Valuation Days.

Variable Accumulation Unit-A unit of measure used in the calculation of the value of each Sub-Account.

                                                                              63

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

                             Dated August 15, 2012
               Relating to Prospectus Dated August 15, 2012 for

                          Lincoln VULONE2012 product

       Lincoln Life Flexible Premium Variable Life Account M, Registrant

            The Lincoln National Life Insurance Company, Depositor

The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln
VULONE2012 product prospectus.

                         TABLE OF CONTENTS OF THE SAI

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    Independent Registered Public Accounting

    Corporate and Group Purchasers and Case
      Exceptions...............................             5


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Contents                                                 Page
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

                                                                               1

GENERAL INFORMATION

Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company",
"we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National
Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current
Accumulation Value of your policy, are backed by the claims-paying ability of
Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation
(NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b)
plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance
Department"). An annual statement in a prescribed form is filed with the
Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance
Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets.
Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the
Company.

Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Registration Statement

A Registration Statement has been filed with the Securities and Exchange
Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.

Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

2

If an Owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.

Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road,
Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange
Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The
principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $48,112,422 in 2011, $40,781,691 in 2010 and $31,325,797 in 2009 for the sale of policies offered through the Separate
Account. LFD retains no underwriting commissions from the sale of the policies.

Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically.
Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's
Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the

                                                                               3

S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities.
A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.
No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P
500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the
Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash.
S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500
INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY
ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR
IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR
ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA
INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY
DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT
LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY
SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS),
EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce
Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has
audited a) our financial statements of the Lincoln Life Flexible Premium
Variable Life Account M as of December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of
December 31, 2011, which are included in this SAI and Registration Statement.
The aforementioned financial statements are included herein in reliance on
Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

4

Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One
Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.

Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit
Proceeds with the balance earning interest from the day the account is opened.

POLICY INFORMATION

Corporate and Group Purchasers and Case Exceptions
This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.

Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.

Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.

Transfer of Ownership

As long as the insured is living, you may transfer all of your rights in the policy by submitting a Written Request to our Administrative Office. You may
revoke any transfer of ownership prior to its effective date. The transfer of ownership, or revocation of transfer, will not take effect until recorded by
us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.

On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.

                                                                               5

Beneficiary

The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable.
Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the Beneficiary at any time while the insured is living, except when we have received an assignment of your policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of
Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.

If any Beneficiary dies before the insured, the Beneficiary's potential interest shall pass to any surviving beneficiaries in the appropriate
Beneficiary class, unless otherwise specified to the Company. If no named
Beneficiary survives the insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.

Right to Convert Contract

You may at any time transfer 100% of the Policy's Accumulation Value to the
General Account and choose to have all future Premium Payments allocated to the
General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and
rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the General Account.

Change of Plan

Your policy may be exchanged for another policy issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.

The Company may not make an offer to you to exchange your policy without obtaining required regulatory approvals.

Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.

Deferment of Payments

Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law)
from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.

6

Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).

Misstatement of Age or Sex

If the age or sex of the insured has been misstated, benefits will be those which would have been purchased at the correct age and sex.

Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the insured dies by suicide, while sane or insane, within two years from the date any increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.

PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on
Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., Premium Loads,
  Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money
Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

                                                                               7

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)


The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year,
    3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".

FINANCIAL STATEMENTS
The December 31, 2011 financial statements of the Separate Account and the
December 31, 2011 consolidated financial statements of the Company follow.

8